UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2013
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BAOSHINN CORPORATION
(Name of small business in its charter)

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Nevada	333-13491	20-3486523
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Unit 1010 Miramar Tower 132 Nathan Road, Tsimshatsui Kowloon, Hong Kong
(Address of principal executive offices)

Registrant's telephone number:  (852) 5984-7571

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Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act

[   ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Principal Officers; Compensation Arrangements of Certain Officers

Effective December 30, 2013, the Board of Directors of Syndicore Asia Limited, a wholly-owned subsidiary of Baoshinn Corporation, appointed Mr. Ritesh Jha as the Company’s new Chief Technology Officer (“CTO”).  In his capacity as CTO, Mr. Jha will be responsible for assisting the Company to develop its digital sports video media, distribution capabilities, content management solutions, web administration and development and general technology strategy.

Mr. Jha was a software engineer at the National College of Computer Studies in Kathmandu, Nepal from 2006 to 2010.  From 2011 to the present, Mr. Jha has been a Team Leader at Traffic Geyser Nepal Pvt. Ltd., Asia Pacific Region.  In 2003, Mr. Jha received a Bachelor of Computer Science Degree from Tribhuvan University in Kathmandu, Nepal.  In 2006, Mr. Jha received a Masters of Computer Science and Information Technology from Tribhuvan University in Kathmandu, Nepal.

Item 9.01

Financial Statements and Exhibits

None

SIGNATURES

In accordance with Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BAOSHINN CORPORATION
Dated: December 30, 2013	By:	/s/ Sean L. Webster
	Name:	Sean L. Webster
	Title:	President